UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 26, 2026
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GINKGO BIOWORKS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-40097	87-2652913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
27 Drydock Avenue
8th Floor
Boston, MA 02210
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (877) 422-5362
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DNA	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 26, 2026, Ginkgo Bioworks, Inc. (the “Seller”), a wholly owned subsidiary Ginkgo Bioworks Holdings, Inc. (the “Company”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Tower Biosecurity, Inc. (the “Purchaser”) and Ginkgo Biosecurity, LLC (“Biosecurity”). Subject to the terms and conditions of the Purchase Agreement, the Seller will contribute to the Purchaser all of the issued and outstanding equity interests of Biosecurity, constituting substantially all of the Company’s operations comprising its Biosecurity segment, and in exchange, the Purchaser will issue to the Seller shares of common stock of the Purchaser representing approximately 20% of the issued and outstanding equity of the Purchaser on a fully diluted basis. The Company expects to complete the transaction in the first half of 2026, subject to customary closing conditions.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 1.1 hereto.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to activity contemplated by the Purchase Agreement, which are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: the ability of the parties to consummate the contemplated transaction in a timely manner or at all; the satisfaction or waiver of the conditions to closing the contemplated transaction; potential delays in consummating the contemplated transaction; and the occurrence of any event, change or other circumstance or condition that could give rise to termination of the Purchase Agreement for the contemplated transaction. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description

1.1
Stock Purchase Agreement, dated February 26, 2026, by and among Tower Biosecurity, Inc., Ginkgo Bioworks, Inc., Ginkgo Biosecurity, LLC and, solely for the purposes of Section 11.09, Ginkgo Bioworks Holdings, Inc.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GINKGO BIOWORKS HOLDINGS, INC.

Date: February 26, 2026	By:	/s/ Steven Coen
	Name:	Steven Coen
	Title:	Chief Financial Officer